UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2007
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 1, 2007, BlueLinx Holdings Inc. (“BlueLinx”) issued a press release announcing our financial results for the third fiscal quarter ended September 29, 2007. A copy of BlueLinx’ press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
On November 1, 2007, as previously announced, BlueLinx held a teleconference and audio webcast to discuss our financial results from the third fiscal quarter ended September 29, 2007. The webcast will be archived and can be accessed via our website at www.BlueLinxCo.com. Additionally, we have posted slides at our website, under the investor relations page, which were referenced during the audio webcast. These slides are furnished as Exhibit 99.2 hereto. All information on the slides and in the webcast is presented as of November 1, 2007, and BlueLinx does not assume any obligation to update such information in the future.
To supplement GAAP financial statements in the press release and webcast slides, we use non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of BlueLinx as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of our business. Our management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.
The information included in this Item 2.02, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press release, dated November 1, 2007, reporting financial results for the third fiscal quarter ended September 29, 2007.

99.2	Webcast conference call slides used during webcast conference call on November 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Barbara V. Tinsley
Barbara V. Tinsley
General Counsel & Secretary

Dated: November 1, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Name
99.1	Press release, dated November 1, 2007, reporting financial results for the third fiscal quarter ended September 29, 2007.

99.2	Webcast conference call slides used during webcast conference call on November 1, 2007.